UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2010

HEWITT ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31351	47-0851756
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Half Day Road, Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ telephone number, including area code: (847) 295-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

On July 11, 2010, Hewitt Associates, Inc. (“Hewitt”) entered into an Agreement and Plan of Merger with Aon Corporation (“Aon”), Alps Merger Corp., a wholly owned subsidiary of Aon, and Alps Merger LLC, a wholly owned subsidiary of Aon, pursuant to which Aon has agreed to acquire Hewitt. A joint press release, dated July 12, 2010, issued by Hewitt and Aon announcing the proposed transaction is attached hereto as Exhibit 99.1, which is also incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWITT ASSOCIATES, INC.

By:	/s/ Steven J. Kyono
Steven J. Kyono, Senior Vice President, General Counsel and Corporate Secretary

Date: July 12, 2010

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release